Asset Backed Securities Portfolio Analysis

Centex - 2005-A

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	LTV	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
500	524	> 65%	$111,013.49	7.35%	8.933%	0.00%	512.06	40.11%	80.36%
525	549	> 65%	$114,180.45	14.52%	8.439%	0.00%	536.48	39.92%	83.95%
550	574	> 65%	$116,919.35	12.89%	8.040%	0.00%	561.77	39.71%	83.86%
575	599	> 70%	$128,319.26	13.44%	7.506%	0.00%	587.33	40.10%	83.78%
600	624	> 70%	$132,213.82	13.02%	7.204%	0.00%	611.95	40.31%	83.12%
625	649	> 70%	$135,244.48	11.40%	7.075%	0.00%	636.24	39.65%	83.11%
650	674	> 80%	$150,445.00	3.39%	6.728%	0.00%	660.75	40.07%	87.13%
675	699	> 80%	$152,305.31	1.53%	6.591%	0.00%	684.48	39.26%	87.57%
700	724	> 80%	$131,895.73	0.47%	6.530%	0.00%	712.02	37.26%	85.41%
725	749	> 85%	$116,399.44	0.21%	7.342%	0.00%	735.79	37.90%	90.10%
750	774	> 85%	$156,996.89	0.17%	6.176%	0.00%	755.37	38.11%	91.59%
775	799	> 85%	$68,586.64	0.03%	6.843%	0.00%	789.36	30.92%	90.12%
800	max	> 85%	$75,448.80	0.01%	5.990%	0.00%	800	27.33%	90.00%

						% Full	% Limited	% Stated Income
FICO Low	FICO High	LTV	% Single Family	% PUD	% Owner Occ	Documentation	Documentation	Documentation	% Int Only
500	524	> 65%	83.25%	12.00%	99.41%	99.30%	0.45%	0.25%	0.00%
525	549	> 65%	83.61%	9.68%	99.27%	98.63%	0.69%	0.68%	0.00%
550	574	> 65%	86.29%	7.82%	98.92%	98.94%	0.71%	0.35%	0.55%
575	599	> 70%	82.67%	10.58%	99.36%	91.75%	1.00%	7.25%	6.84%
600	624	> 70%	81.65%	12.07%	99.41%	90.07%	1.77%	8.15%	13.58%
625	649	> 70%	82.01%	10.87%	98.41%	86.36%	1.91%	11.72%	13.64%
650	674	> 80%	80.13%	10.53%	99.17%	97.25%	2.07%	0.68%	9.92%
675	699	> 80%	76.32%	18.26%	99.10%	95.73%	0.00%	4.27%	13.78%
700	724	> 80%	79.24%	12.55%	98.19%	100.00%	0.00%	0.00%	9.86%
725	749	> 85%	79.05%	11.79%	100.00%	100.00%	0.00%	0.00%	0.00%
750	774	> 85%	64.56%	32.53%	97.39%	100.00%	0.00%	0.00%	22.20%
775	799	> 85%	70.86%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%
800	max	> 85%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
LTV Low	LTV High	DTI	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
<=	59%	> 50%	$111,596.19	0.45%	7.453%	0.00%	586.23	51.53%	50.36%
60%	64%	> 50%	$88,303.67	0.18%	8.846%	0.00%	604	52.58%	63.16%
65%	69%	> 50%	$104,191.18	0.31%	7.975%	0.00%	577.27	52.43%	67.32%
70%	74%	> 50%	$129,852.37	0.63%	8.445%	0.00%	578.91	51.96%	71.78%
75%	79%	> 50%	$126,625.31	0.89%	8.159%	0.00%	557.06	50.75%	77.15%
80%	84%	> 50%	$145,776.53	2.19%	7.245%	0.00%	593.96	51.44%	80.94%
85%	89%	> 50%	$184,323.54	1.65%	7.239%	0.00%	578.07	53.23%	86.15%
90%	94%	> 50%	$169,755.11	2.47%	7.210%	0.00%	590.26	51.38%	90.54%
95%	99%	> 50%	$389,238.12	0.04%	7.990%	0.00%	631	50.32%	95.00%
100	max	> 50%

						% Full	% Limited	% Stated Income
LTV Low	LTV High	DTI	% Single Family	% PUD	% Owner Occ	Documentation	Documentation	Documentation	% Int Only
<=	59%	> 50%	67.51%	8.56%	94.81%	87.28%	5.05%	7.67%	0.00%
60%	64%	> 50%	98.26%	1.74%	92.10%	89.06%	2.37%	8.56%	0.00%
65%	69%	> 50%	64.45%	20.46%	96.65%	75.73%	1.03%	23.24%	0.00%
70%	74%	> 50%	93.10%	2.51%	94.85%	77.86%	2.51%	19.63%	0.00%
75%	79%	> 50%	76.77%	10.78%	94.64%	96.67%	2.12%	1.21%	0.00%
80%	84%	> 50%	76.59%	13.61%	99.04%	95.54%	0.00%	4.46%	10.04%
85%	89%	> 50%	81.68%	14.54%	99.67%	99.34%	0.66%	0.00%	5.69%
90%	94%	> 50%	75.79%	18.55%	100.00%	100.00%	0.00%	0.00%	5.03%
95%	99%	> 50%	100.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%
100	max	> 50%

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
DTI Low	DTI High	FICO	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
20%	24%	< 525	$95,145.64	0.50%	8.848%	0	512.01	22.78%	77.91%
25%	29%	< 550	$90,108.86	1.90%	8.900%	0	525.65	27.88%	77.44%
30%	34%	< 575	$106,427.69	4.84%	8.515%	0	539.41	32.55%	78.84%
35%	39%	< 600	$107,087.66	8.80%	8.298%	0	554.38	37.63%	79.64%
40%	44%	< 625	$122,144.87	16.05%	7.860%	0	569.78	42.58%	80.27%
45%	49%	< 650	$131,520.92	19.71%	7.787%	0	576.09	47.47%	80.98%
50%	54%	< 675	$149,435.47	7.94%	7.525%	0	578	50.75%	81.52%
55%	max	< 700	$131,208.59	0.58%	7.250%	0	611.3	59.32%	77.42%

						% Full	% Limited	% Stated Income
DTI Low	DTI High	FICO	% Single Family	% PUD	% Owner Occ	Documentation	Documentation	Documentation	% Int Only
20%	24%	< 525	71.04%	18.60%	100.00%	93.61%	4.62%	1.77%	0.00%
25%	29%	< 550	89.21%	4.09%	99.39%	98.05%	1.49%	0.46%	0.00%
30%	34%	< 575	88.64%	6.03%	99.07%	98.88%	0.56%	0.56%	0.00%
35%	39%	< 600	87.25%	7.14%	98.77%	96.24%	1.13%	2.63%	1.87%
40%	44%	< 625	81.64%	11.89%	98.99%	92.43%	0.95%	6.62%	5.49%
45%	49%	< 650	82.26%	11.66%	98.66%	95.17%	1.21%	3.62%	6.98%
50%	54%	< 675	78.37%	14.36%	98.57%	95.37%	0.95%	3.68%	5.52%
55%	max	< 700	77.51%	3.51%	95.62%	100.00%	0.00%	0.00%	0.00%

LIMITED AND STATED DOC

		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
500	524	$ 78,661.65	0.08%	10.392%	0	511.51	32.15%	65.53%
525	549	$ 86,483.25	0.26%	10.133%	0	537.14	35.31%	71.28%
550	574	$ 78,248.49	0.24%	9.887%	0	561.83	39.08%	70.19%
575	599	$ 145,889.68	1.81%	7.540%	0	590.6	38.13%	70.38%
600	624	$ 137,305.77	2.02%	7.467%	0	611.97	36.77%	70.18%
625	649	$ 137,781.53	2.19%	7.264%	0	637.99	35.94%	71.24%
650	674	$ 146,607.14	1.33%	7.270%	0	660.92	36.75%	72.37%
675	699	$ 158,696.24	0.77%	6.817%	0	686.3	38.86%	73.05%
700	724	$ 164,606.72	0.30%	7.250%	0	709.81	37.76%	71.69%
725	749	$ 125,749.89	0.18%	7.616%	0	732.47	38.83%	65.25%
750	774	$ 211,953.46	0.07%	6.716%	0	765.73	40.88%	74.41%
775	799	$ 154,251.41	0.07%	6.797%	0	787.92	31.36%	76.57%
800	max	$ 208,750.00	0.05%	5.977%	0	800	19.91%	71.48%

					% Full	% Limited	% Stated Income
FICO Low	FICO High	% Single Family	% PUD	% Owner Occ	Documentation	Documentation	Documentation	% Int Only
500	524	100.00%	0.00%	100.00%	0.00%	66.43%	33.57%	0.00%
525	549	75.71%	20.08%	93.77%	0.00%	45.97%	54.03%	0.00%
550	574	87.98%	9.20%	98.40%	0.00%	55.46%	44.54%	0.00%
575	599	86.91%	3.98%	98.36%	0.00%	15.60%	84.40%	14.04%
600	624	82.75%	9.96%	98.30%	0.00%	21.64%	78.36%	10.77%
625	649	78.59%	11.09%	98.00%	0.00%	15.79%	84.21%	14.13%
650	674	84.18%	6.16%	89.65%	0.00%	29.53%	70.47%	11.34%
675	699	72.94%	23.11%	97.25%	0.00%	11.70%	88.30%	6.56%
700	724	69.57%	14.73%	96.51%	0.00%	3.92%	96.08%	26.43%
725	749	87.08%	12.92%	85.35%	0.00%	24.05%	75.95%	0.00%
750	774	100.00%	0.00%	79.60%	0.00%	0.00%	100.00%	55.17%
775	799	80.26%	0.00%	100.00%	0.00%	42.32%	57.68%	38.25%
800	max	100.00%	0.00%	100.00%	0.00%	0.00%	100.00%	15.57%

IO LOANS

		Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
500	524
525	549
550	574	$220,769.81	0.10%	7.240%	0.00%	570.01	42.97%	78.82%
575	599	$212,257.96	1.08%	6.640%	0.00%	588.02	40.97%	80.58%
600	624	$250,881.31	1.92%	6.437%	0.00%	613.57	41.02%	80.39%
625	649	$230,054.29	1.64%	6.326%	0.00%	636.97	42.12%	81.37%
650	674	$231,028.65	0.95%	6.073%	0.00%	661.41	41.27%	82.33%
675	699	$298,163.83	0.45%	6.009%	0.00%	685.22	42.49%	84.47%
700	724	$304,992.17	0.26%	6.232%	0.00%	707.98	36.93%	73.80%
725	749	$195,500.00	0.04%	6.393%	0.00%	726.74	35.99%	83.26%
750	774	$318,493.18	0.21%	5.787%	0.00%	759.42	41.81%	77.28%
775	799	$180,000.00	0.04%	5.781%	0.00%	788.66	33.54%	80.00%
800	max	$65,000.00	0.01%	6.990%	0.00%	800	34.93%	52.42%

					% Full	% Limited	% Stated Income
FICO Low	FICO High	% Single Family	% PUD	% Owner Occ	Documentation	Documentation	Documentation	% Int Only
500	524
525	549
550	574	21.91%	78.09%	100.00%	100.00%	0.00%	0.00%	100.00%
575	599	66.05%	24.47%	100.00%	76.39%	0.00%	23.61%	100.00%
600	624	75.12%	20.77%	100.00%	88.71%	2.11%	9.18%	100.00%
625	649	76.66%	16.74%	100.00%	81.15%	0.00%	18.85%	100.00%
650	674	76.40%	19.60%	100.00%	84.10%	0.00%	15.90%	100.00%
675	699	76.21%	21.66%	100.00%	88.77%	0.00%	11.23%	100.00%
700	724	48.17%	17.59%	100.00%	69.69%	0.00%	30.31%	100.00%
725	749	65.22%	0.00%	100.00%	100.00%	0.00%	0.00%	100.00%
750	774	63.20%	18.24%	100.00%	81.64%	0.00%	18.36%	100.00%
775	799	100.00%	0.00%	100.00%	34.44%	0.00%	65.56%	100.00%
800	max	100.00%	0.00%	100.00%	0.00%	0.00%	100.00%	100.00%

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.